Exhibit 99.2
Westar Energy, Inc.
Third Quarter 2015 Earnings
Released November 3, 2015

Bruce Burns
Director Investor Relations
785-575-8227
bruce.burns@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2015 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Three Months Ended September 30,
	2015	2014	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$255,804	$261,106	$(5,302)	(2.0)
Commercial	213,461	223,588	(10,127)	(4.5)
Industrial	105,307	113,039	(7,732)	(6.8)
Other retail	1,620	(6,032)	7,652	126.9
Total Retail Revenues	576,192	591,701	(15,509)	(2.6)
Wholesale	87,918	97,680	(9,762)	(10.0)
Transmission	61,190	67,145	(5,955)	(8.9)
Other	7,529	7,514	15	0.2
Total Revenues	732,829	764,040	(31,211)	(4.1)
OPERATING EXPENSES:
Fuel and purchased power	163,943	200,755	(36,812)	(18.3)
SPP network transmission costs	57,487	55,720	1,767	3.2
Operating and maintenance	80,444	84,213	(3,769)	(4.5)
Depreciation and amortization	77,184	72,279	4,905	6.8
Selling, general and administrative	60,485	60,977	(492)	(0.8)
Taxes other than income tax	37,682	34,677	3,005	8.7
Total Operating Expenses	477,225	508,621	(31,396)	(6.2)
INCOME FROM OPERATIONS	255,604	255,419	185	0.1
OTHER INCOME (EXPENSE):
Investment earnings	314	1,655	(1,341)	(81.0)
Other income	637	14,991	(14,354)	(95.8)
Other expense	(5,392)	(6,242)	850	13.6
Total Other (Expense) Income	(4,441)	10,404	(14,845)	(142.7)
Interest expense	44,306	44,531	(225)	(0.5)
INCOME BEFORE INCOME TAXES	206,857	221,292	(14,435)	(6.5)
Income tax expense	66,293	71,532	(5,239)	(7.3)
NET INCOME	140,564	149,760	(9,196)	(6.1)
Less: Net income attributable to noncontrolling interests	2,561	2,378	183	7.7
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$138,003	$147,382	$(9,379)	(6.4)
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$0.97	$1.13	$(0.16)	(14.2)
Diluted earnings per common share	$0.97	$1.10	$(0.13)	(11.8)
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	141,623	130,196	11,427	8.8
Diluted	141,838	133,029	8,809	6.6
DIVIDENDS DECLARED PER COMMON SHARE	$0.36	$0.35	$0.01	2.9
Effective income tax rate	32%	32%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Income
(Unaudited)

	Nine Months Ended September 30,
	2015	2014	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$610,775	$629,064	$(18,289)	(2.9)
Commercial	550,761	562,882	(12,121)	(2.2)
Industrial	304,937	314,518	(9,581)	(3.0)
Other retail	(5,503)	(17,587)	12,084	68.7
Total Retail Revenues	1,460,970	1,488,877	(27,907)	(1.9)
Wholesale	249,502	290,727	(41,225)	(14.2)
Transmission	181,070	192,311	(11,241)	(5.8)
Other	21,657	33,349	(11,692)	(35.1)
Total Revenues	1,913,199	2,005,264	(92,065)	(4.6)
OPERATING EXPENSES:
Fuel and purchased power	459,504	539,373	(79,869)	(14.8)
SPP network transmission costs	171,651	163,211	8,440	5.2
Operating and maintenance	248,263	277,841	(29,578)	(10.6)
Depreciation and amortization	228,529	213,270	15,259	7.2
Selling, general and administrative	179,567	179,633	(66)	—
Taxes other than income tax	113,047	104,248	8,799	8.4
Total Operating Expenses	1,400,561	1,477,576	(77,015)	(5.2)
INCOME FROM OPERATIONS	512,638	527,688	(15,050)	(2.9)
OTHER INCOME (EXPENSE):
Investment earnings	4,427	7,208	(2,781)	(38.6)
Other income	18,572	26,566	(7,994)	(30.1)
Other expense	(13,737)	(14,192)	455	3.2
Total Other (Expense) Income	9,262	19,582	(10,320)	(52.7)
Interest expense	134,120	138,075	(3,955)	(2.9)
INCOME BEFORE INCOME TAXES	387,780	409,195	(21,415)	(5.2)
Income tax expense	127,810	132,643	(4,833)	(3.6)
NET INCOME	259,970	276,552	(16,582)	(6.0)
Less: Net income attributable to noncontrolling interests	7,277	6,742	535	7.9
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$252,693	$269,810	$(17,117)	(6.3)
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$1.84	$2.08	$(0.24)	(11.5)
Diluted earnings per common share	$1.82	$2.04	$(0.22)	(10.8)
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	136,686	129,526	7,160	5.5
Diluted	138,182	132,200	5,982	4.5
DIVIDENDS DECLARED PER COMMON SHARE	$1.08	$1.05	$0.03	2.9
Effective income tax rate	33%	32%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	September 30, 2015	December 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,829	$4,556
Accounts receivable, net of allowance for doubtful accounts of $3,519 and $5,309, respectively	288,764	267,327
Fuel inventory and supplies	276,689	247,406
Deferred tax assets	22,861	29,636
Prepaid expenses	16,380	15,793
Regulatory assets	125,562	105,549
Other	23,598	30,655
Total Current Assets	757,683	700,922
PROPERTY, PLANT AND EQUIPMENT, NET	8,379,029	8,162,908
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	270,822	278,573
OTHER ASSETS:
Regulatory assets	735,474	754,229
Nuclear decommissioning trust	181,756	185,016
Other	259,315	265,353
Total Other Assets	1,176,545	1,204,598
TOTAL ASSETS	$10,584,079	$10,347,001
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt of variable interest entities	$28,309	$27,933
Short-term debt	303,600	257,600
Accounts payable	175,309	219,351
Accrued dividends	49,781	44,971
Accrued taxes	122,791	74,356
Accrued interest	60,844	79,707
Regulatory liabilities	47,432	55,142
Other	90,627	90,571
Total Current Liabilities	878,693	849,631
LONG-TERM LIABILITIES:
Long-term debt, net	2,941,889	3,215,539
Long-term debt of variable interest entities, net	138,134	166,565
Deferred income taxes	1,601,511	1,475,487
Unamortized investment tax credits	208,760	211,040
Regulatory liabilities	259,545	288,343
Accrued employee benefits	518,307	532,622
Asset retirement obligations	286,389	230,668
Other	74,930	75,799
Total Long-Term Liabilities	6,029,465	6,196,063
COMMITMENTS AND CONTINGENCIES (See 10-Q Notes 3, 10 and 12)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 141,268,889 shares and 131,687,454 shares, respective to each date	706,344	658,437
Paid-in capital	1,999,204	1,781,120
Retained earnings	957,721	855,299
Total Westar Energy, Inc. Shareholders’ Equity	3,663,269	3,294,856
Noncontrolling Interests	12,652	6,451
Total Equity	3,675,921	3,301,307
TOTAL LIABILITIES AND EQUITY	$10,584,079	$10,347,001

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Condensed Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Nine Months Ended September 30,
	2015	2014
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$259,970	$276,552
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	228,529	213,270
Amortization of nuclear fuel	18,528	18,218
Amortization of deferred regulatory gain from sale leaseback	(4,121)	(4,121)
Amortization of corporate-owned life insurance	15,309	15,510
Non-cash compensation	6,280	6,034
Net deferred income taxes and credits	126,602	134,714
Stock-based compensation excess tax benefits	(1,231)	(790)
Allowance for equity funds used during construction	(2,034)	(13,345)
Changes in working capital items:
Accounts receivable	(21,437)	(50,084)
Fuel inventory and supplies	(28,814)	(5,703)
Prepaid expenses and other	(22,742)	8,693
Accounts payable	(4,979)	(4,397)
Accrued taxes	51,867	41,323
Other current liabilities	(66,000)	(19,732)
Changes in other assets	1,394	6,019
Changes in other liabilities	26,512	28,051
Cash Flows from Operating Activities	583,633	650,212
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(486,515)	(648,933)
Purchase of securities - trusts	(20,752)	(6,582)
Sale of securities - trusts	20,957	8,221
Investment in corporate-owned life insurance	(14,845)	(16,250)
Proceeds from investment in corporate-owned life insurance	65,962	23,989
Other investing activities	(781)	(2,203)
Cash Flows used in Investing Activities	(435,974)	(641,758)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	46,000	67,206
Proceeds from long-term debt	—	417,943
Retirements of long-term debt	(275,000)	(427,500)
Retirements of long-term debt of variable interest entities	(27,933)	(27,321)
Repayment of capital leases	(1,759)	(2,397)
Borrowings against cash surrender value of corporate-owned life insurance	57,726	57,764
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(63,894)	(22,737)
Stock-based compensation excess tax benefits	1,231	790
Issuance of common stock	257,169	58,560
Distributions to shareholders of noncontrolling interests	(1,076)	—
Cash dividends paid	(137,616)	(127,364)
Other financing activities	(3,234)	(2,050)
Cash Flows used in Financing Activities	(148,386)	(7,106)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(727)	1,348
CASH AND CASH EQUIVALENTS:
Beginning of period	4,556	4,487
End of period	$3,829	$5,835

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
3rd Quarter 2015 vs. 2014

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2014 basic earnings attributable to common stock			$147,382		$1.13

		Favorable/(Unfavorable)

	Gross Margin		3,834	A
	Operating and maintenance		3,769	B
	Depreciation and amortization		(4,905)	C
	Selling, general and administrative		492
	Taxes other than income tax		(3,005)	D
	Other income (expense)		(14,845)	E
	Interest expense		225
	Income tax expense		5,239	F
	Net income attributable to noncontrolling interests		(183)
	Change in shares outstanding	(0.09)

2015 basic earnings attributable to common stock			$138,003		$0.97

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A
Due primarily to 1.6% increase in retail MWh sales; annual ECRR revenue increase of $10.8M; and estimated annual transmission revenue increase of $11.2M; refund obligation for transmission revenues -- ($2.5M)

B
Due primarily to lower transmission and distribution maintenance expense -- $3.1M and lower generation maintenance -- $1.6M; partially offset by write off of capital project costs related to planned retirements of generating units -- ($2.0M)

C	Due principally to property additions

D	Due primarily to higher property tax expense that is largely offset by increased prices -- ($3.0M)

E	Due primarily to lower COLI benefit -- ($10.7M) and decrease in equity AFUDC -- ($3.6M)

F	Due primarily to lower income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD September 2015 vs. 2014

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2014 basic earnings attributable to common stock			$269,810		$2.08

		Favorable/(Unfavorable)

	Gross Margin		(20,636)	A
	Operating and maintenance		29,578	B
	Depreciation and amortization		(15,259)	C
	Selling, general and administrative		66
	Taxes other than income tax		(8,799)	D
	Other income (expense)		(10,320)	E
	Interest expense		3,955
	Income tax expense		4,833
	Net income attributable to noncontrolling interests		(535)
	Change in shares outstanding	(0.11)

2015 basic earnings attributable to common stock			$252,693		$1.84

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A
1.2% decrease in retail MWh sales; lower energy marketing margins reflecting 2014 favorable market conditions -- ($12.7M); and refund obligation for transmission revenues -- ($11.0M); partially offset by annual ECRR revenue increase of $10.8M and estimated annual transmission revenue increase of $11.2M

B
Due primarily to: lower costs at Wolf Creek principally the result of scheduled outage in 2014 -- $10.8M lower costs at coal-fired plants primarily due to planned outages -- $7.9M, and lower transmission and distribution maintenance -- $8.4M

C	Due principally to property additions

D	Due primarily to higher property tax expense that is largely offset by increased prices -- ($8.9M)

E	Due primarily to a decrease in equity AFUDC -- ($11.3M); partially offset by higher COLI -- $3.0M

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended September 30,
	2015	2014	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$255,804	$261,106	$(5,302)	(2.0)
Commercial	213,461	223,588	(10,127)	(4.5)
Industrial	105,307	113,039	(7,732)	(6.8)
Other retail	3,430	3,532	(102)	(2.9)
Provision for rate refunds	(1,810)	(9,564)	7,754	81.1
Total Retail Revenues	576,192	591,701	(15,509)	(2.6)
Tariff-based wholesale	70,501	72,544	(2,043)	(2.8)
Market-based wholesale	17,417	25,136	(7,719)	(30.7)
Transmission	61,190	67,145	(5,955)	(8.9)
Other	7,529	7,514	15	0.2
Total Revenues	$732,829	$764,040	$(31,211)	(4.1)

Electricity Sales	(Thousands of MWh)
Residential	2,168	2,104	64	3.0
Commercial	2,221	2,190	31	1.4
Industrial	1,463	1,467	(4)	(0.3)
Other retail	21	20	1	5.0
Total Retail	5,873	5,781	92	1.6
Tariff-based wholesale	1,337	1,430	(93)	(6.5)
Market-based wholesale	863	1,037	(174)	(16.8)
Total wholesale	2,200	2,467	(267)	(10.8)
Total Electricity Sales	8,073	8,248	(175)	(2.1)

	(Dollars per MWh)
Total retail	$98.11	$102.35	$(4.24)	(4.1)
Tariff-based wholesale	$52.73	$50.73	$2.00	3.9
Market-based wholesale	$20.18	$24.24	$(4.06)	(16.7)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$132,272	$143,932	$(11,660)	(8.1)
Purchased power	36,960	47,370	(10,410)	(22.0)
Subtotal	169,232	191,302	(22,070)	(11.5)
RECA recovery and other	(5,289)	9,453	(14,742)	(156.0)
Total fuel and purchased power expense	$163,943	$200,755	$(36,812)	(18.3)

Electricity Supply	(Thousands of MWh)
Generated - Gas	571	457	114	24.9
Coal	5,220	5,529	(309)	(5.6)
Nuclear	1,240	1,243	(3)	(0.2)
Wind	90	86	4	4.7
Subtotal electricity generated	7,121	7,315	(194)	(2.7)
Purchased	1,201	1,242	(41)	(3.3)
Total Electricity Supply	8,322	8,557	(235)	(2.7)

	(Dollars per MWh)
Average cost of fuel used for generation	$18.57	$19.68	$(1.11)	(5.6)
Average cost of purchased power	$30.77	$38.14	$(7.37)	(19.3)
Average cost of fuel and purchased power	$20.34	$22.36	$(2.02)	(9.0)

Degree Days		2014/
	2015	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,206	1,083	123	11.4
Actual compared to 20 year average	1,206	1,123	83	7.4
Heating
Actual compared to last year	4	37	(33)	(89.2)
Actual compared to 20 year average	4	44	(40)	(90.9)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Nine Months Ended September 30,
	2015	2014	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$610,775	$629,064	$(18,289)	(2.9)
Commercial	550,761	562,882	(12,121)	(2.2)
Industrial	304,937	314,518	(9,581)	(3.0)
Other retail	10,436	10,516	(80)	(0.8)
Provision for rate refunds	(15,939)	(28,103)	12,164	43.3
Total Retail Revenues	1,460,970	1,488,877	(27,907)	(1.9)
Tariff-based wholesale	187,524	204,414	(16,890)	(8.3)
Market-based wholesale	61,978	86,313	(24,335)	(28.2)
Transmission	181,070	192,311	(11,241)	(5.8)
Other	21,657	33,349	(11,692)	(35.1)
Total Revenues	$1,913,199	$2,005,264	$(92,065)	(4.6)

Electricity Sales	(Thousands of MWh)
Residential	5,108	5,229	(121)	(2.3)
Commercial	5,787	5,792	(5)	(0.1)
Industrial	4,195	4,252	(57)	(1.3)
Other retail	63	64	(1)	(1.6)
Total Retail	15,153	15,337	(184)	(1.2)
Tariff-based wholesale	3,718	3,993	(275)	(6.9)
Market-based wholesale	3,099	2,953	146	4.9
Total wholesale	6,817	6,946	(129)	(1.9)
Total Electricity Sales	21,970	22,283	(313)	(1.4)

	(Dollars per MWh)
Total retail	$96.41	$97.08	$(0.67)	(0.7)
Tariff-based wholesale	$50.44	$51.19	$(0.75)	(1.5)
Market-based wholesale	$20.00	$29.23	$(9.23)	(31.6)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$346,689	$398,395	$(51,706)	(13.0)
Purchased power	116,002	145,893	(29,891)	(20.5)
Subtotal	462,691	544,288	(81,597)	(15.0)
RECA recovery and other	(3,187)	(4,915)	1,728	35.2
Total fuel and purchased power expense	$459,504	$539,373	$(79,869)	(14.8)

Electricity Supply	(Thousands of MWh)
Generated - Gas	1,121	1,082	39	3.6
Coal	14,213	15,169	(956)	(6.3)
Nuclear	2,790	2,769	21	0.8
Wind	301	315	(14)	(4.4)
Subtotal electricity generated	18,425	19,335	(910)	(4.7)
Purchased	4,142	3,788	354	9.3
Total Electricity Supply	22,567	23,123	(556)	(2.4)

	(Dollars per MWh)
Average cost of fuel used for generation	$18.82	$20.60	$(1.78)	(8.6)
Average cost of purchased power	$28.01	$38.51	$(10.50)	(27.3)
Average cost of fuel and purchased power	$20.50	$23.54	$(3.04)	(12.9)

Degree Days		2014/
	2015	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,744	1,637	107	6.5
Actual compared to 20 year average	1,744	1,583	161	10.2
Heating
Actual compared to last year	2,707	3,232	(525)	(16.2)
Actual compared to 20 year average	2,707	2,859	(152)	(5.3)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		September 30, 2015		December 31, 2014
		(Dollars in Thousands)
Current maturities of long-term debt of VIEs		$28,309		$27,933
Long-term debt, net		2,941,889		3,215,539
Long-term debt of variable interest entities, net		138,134		166,565
Total long-term debt		3,108,332	45.8%	3,410,037	50.8%
Common equity		3,663,269	54.0%	3,294,856	49.1%
Noncontrolling interests		12,652	0.2%	6,451	0.1%
Total capitalization		$6,784,253	100.0%	$6,711,344	100.0%

GAAP Book value per share		$25.93		$25.02
Period end shares outstanding (in thousands)		141,269		131,687

Outstanding Long-Term Debt

	CUSIP	September 30, 2015		December 31, 2014
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
5.15% Series due January 2017	95709TAB6	125,000		125,000
8.625% Series due December 2018	95709TAG5	300,000		300,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
5.95% Series due January 2035	95709TAC4	—		125,000
5.875% Series due July 2036	95709TAE0	—		150,000
4.125% Series due March 2042	95709TAH3	550,000		550,000
4.10% Series due April 2043	95709TAJ9	430,000		430,000
4.625% Series due September 2043	95709TAK6	250,000		250,000
		1,905,000		2,180,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
		75,500		75,500
Total Westar Energy		1,980,500		2,255,500

KGE
First mortgage bond series:
6.70%Series due June 2019	485260BL6	300,000		300,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.64%Series due May 2038	485260B#9	100,000		100,000
4.3% Series due July 2044	485260BM4	250,000		250,000
		875,000		875,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
4.85% Series due June 2031	121825CB7	50,000		50,000
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		96,440		96,440
Total KGE		971,440		971,440

Total long-term debt		2,951,940		3,226,940
Unamortized debt discount		(10,051)		(11,401)
Total long-term debt, net		$2,941,889		$3,215,539

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2015 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis.

The calculations of gross margin for the three and nine months ended September 30, 2015 and 2014 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2015	2014	Change	2015	2014	Change
	(Dollars in Thousands)
Revenues	$732,829	$764,040	$(31,211)	$1,913,199	$2,005,264	$(92,065)
Less: Fuel and purchased power expense	163,943	200,755	(36,812)	459,504	539,373	(79,869)
SPP network transmission costs	57,487	55,720	1,767	171,651	163,211	8,440
Gross Margin	$511,399	$507,565	$3,834	$1,282,044	$1,302,680	$(20,636)

Gross margin	$511,399	$507,565	$3,834	$1,282,044	$1,302,680	$(20,636)
Less: Operating and maintenance expense	80,444	84,213	(3,769)	248,263	277,841	(29,578)
Depreciation and amortization expense	77,184	72,279	4,905	228,529	213,270	15,259
Selling, general and administrative expense	60,485	60,977	(492)	179,567	179,633	(66)
Taxes other than income tax	37,682	34,677	3,005	113,047	104,248	8,799
Income from operations	$255,604	$255,419	$185	$512,638	$527,688	$(15,050)

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2015 should be read in conjunction with this financial information.

2015 Earnings Guidance
November Update

Updated 2015 EPS guidance range                            $2.18 - $2.25

2015 Drivers:

•	Retail MWh sales up to 25 bp

•	Normal weather

•	Modest price adjustments

◦	≈$11 million transmission margin

▪	FERC TFR and companion TDC, net of increase in SPP expenses

◦	≈$11 million environmental cost recovery rider

•	≈4% decrease in combined O&M and SG&A expenses

◦	No year over year change to top line operating expense excluding fuel and depreciation

•	COLI proceeds ≈$15 million

•	Equity AFUDC decrease ≈$15 million

•	Depreciation increase ≈$24 million

◦	Includes ≈$5 million of La Cygne depreciation beginning November

•	Effective tax rate ≈33%

•	Interest expense decrease ≈$6 million

•	Financing:

◦	No sale of additional equity

▪	Settled ≈9 million forward shares in May

▪	Yearend average annual shares outstanding 138 million

◦	Explore refinancing opportunities of debt portfolio

•	$78 million general rate increase, effective October 28, 2015

◦	2015 margin impact ≈$9 million

•	Transmission revenue decrease ≈$14 million for estimated refund obligation

◦	Refund based on 10.3% ROE (9.8% base + 0.5% RTO adder)

Forward-looking statements: Certain matters discussed in this news release are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2014 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in the company's Quarterly Report on Form 10-Q filed Nov. 3, 2015, (a) in ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and (b) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 10 and 11; and (3) other factors discussed in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

Preliminary 2016 Earnings Guidance

Preliminary 2016 EPS guidance range                        $2.38 - $2.53

2016 Drivers:

•	Retail MWh sales up 50 bp

•	Normal weather

•	Modest price adjustments

◦	$78 million annual general rate increase effective October 28, 2015

◦	≈$19 million transmission margin

▪	FERC TFR and companion TDC, net of increase in SPP expenses

▪	Assumes 10.3% ROE (9.8% base + 0.5% RTO adder)

◦	≈$3 million for balance of 2015 ECRR rolled into base rates (5 months)

•	≈2% decrease in combined O&M and SG&A expenses

◦	≈4% increase top line operating expense excluding fuel and depreciation

•	COLI proceeds ≈$16 million

•	Equity AFUDC increase ≈$2 million

•	Depreciation increase ≈$33 million

•	Effective tax rate 35-37%

•	Interest expense decrease ≈$3 million

•	Financing:

◦	No sale of additional equity

▪	Yearend average annual shares outstanding 142 million

◦	No additional debt issuance planned

•	Unit retirement benefits of ≈$14 million included in O&M and depreciation expenses

Forward-looking statements: Certain matters discussed in this news release are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2014 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in the company's Quarterly Report on Form 10-Q filed Nov. 3, 2015, (a) in ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and (b) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 10 and 11; and (3) other factors discussed in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.